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EXHIBIT 99.1

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of
DataMark Inc.:

        We have audited the accompanying balance sheets of DataMark Inc. (the "Company") as of June 30, 2003 and December 31, 2002, 2001, and 2000, and the related statements of operations, stockholders' equity, and cash flows for the six months ended June 30, 2003, for each of the two years in the period ended December 31, 2002, and for the period June 21, 2000 (date of inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2003 and December 31, 2002, 2001, and 2000, and the results of its operations and its cash flows for the six months ended June 30, 2003, for each of the two years in the period ended December 31, 2002, and for the period June 21, 2000 (date of inception) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Salt Lake City, UT
October 24, 2003

DATAMARK INC.

BALANCE SHEETS

JUNE 30, 2003, DECEMBER 31, 2002, 2001, AND 2000

	2003	2002	2001	2000
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$124,365	$852,944	$510,231	$836,341
Accounts receivable, net of allowance of $86,000, $44,000, $-0-, and $-0-, respectively	4,279,927	4,457,779	2,024,581	911,675
Short-term loan to Company officer	295,083
Inventory	288,202	365,854	223,740	442,939
Income taxes receivable	411,876	514,409	120,709
Prepaid expenses and other current assets	179,718	169,998	103,387	97,607
Current deferred tax assets	20,830	32,153

Total current assets	5,600,001	6,393,137	2,982,648	2,288,562
PROPERTY AND EQUIPMENT—Net	2,838,518	2,124,027	1,583,338	1,094,215
GOODWILL	11,274,959	11,274,959	11,274,959	12,335,863
INTANGIBLE ASSET—Net	1,224,500	1,534,500	2,154,500	2,774,500
DEFERRED TAX ASSETS		3,043	386,887	82,232
OTHER ASSETS	80,147	104,197	174,337	228,197

TOTAL ASSETS	$21,018,125	$21,433,863	$18,556,669	$18,803,569

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,151,665	$3,261,540	$1,649,576	$987,566
Accrued expenses and other liabilities	1,681,342	1,706,403	1,150,183	878,237
Current deferred tax liability			40,459	3,585
Current portion of long-term debt	2,648,528	2,510,147	2,118,806	2,895,829
Income taxes payable				29,970

Total current liabilities	7,481,535	7,478,090	4,959,024	4,795,187
LONG-TERM DEBT	2,353,713	3,978,140	5,904,454	7,725,000
DEFERRED TAX LIABILITY	283,866
OTHER LIABILITIES	192,570	274,421	232,612

Total liabilities	10,311,684	11,730,651	11,096,090	12,520,187

COMMITMENTS AND CONTINGENCIES (Notes 6, and 12)
STOCKHOLDERS' EQUITY:
Series A preferred stock, $1 par value—authorized, 500,000 shares; issued and outstanding, 66,728 shares; preferential liquidation value of $6,672,800	66,728	66,728	66,728	66,728
Paid-in capital—preferred stock	6,342,447	6,342,447	6,342,447	6,342,447
Common stock, $.01 par value; 500,000 shares authorized; issued and outstanding, 39,022 shares	390	390	390	390
Paid-in capital—common stock	1,138,348	1,138,348	1,138,348	370,102
Deferred stock compensation	(13,268)	(13,268)	(13,268)	(26,537)
Retained (deficit) earnings	3,249,170	2,297,563	71,782	(469,748)
Accumulated other comprehensive loss	(77,374)	(128,996)	(145,848)

Total stockholders' equity	10,706,441	9,703,212	7,460,579	6,283,382

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,018,125	$21,433,863	$18,556,669	$18,803,569

See notes to financial statements.

DATAMARK INC.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003,
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002, AND
FOR THE PERIOD JUNE 21, 2000 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2000

	2003	2002	2001	2000
SALES	$19,461,325	$32,482,777	$29,302,157	$13,120,926

COSTS AND EXPENSES:
Direct labor and benefits	569,542	1,110,463	1,222,150	989,366
Direct materials	9,911,850	16,123,714	15,449,803	7,114,725
Salaries	4,304,904	6,309,496	5,017,149	1,417,753
Stock-based compensation		68,692	781,515	1,099,242
Employee benefits	684,316	1,016,947	640,403	158,005
Rents and leases	245,340	456,156	405,797	157,654
General and administration	1,182,825	1,983,395	1,624,594	684,018
Depreciation and amortization	634,701	1,061,521	2,028,635	1,119,298

Total costs and expenses	17,533,478	28,130,384	27,170,046	12,740,061

INCOME FROM OPERATIONS	1,927,847	4,352,393	2,132,111	380,865

OTHER INCOME AND EXPENSES:
Interest expense	(228,035)	(549,945)	(795,895)	(612,315)
Other	(172,555)	(209,125)	2,173	(22,507)

Total other expenses, net	(400,590)	(759,070)	(793,722)	(634,822)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	1,527,257	3,593,323	1,338,389	(253,957)
PROVISION FOR INCOME TAXES	(575,650)	(1,367,542)	(796,859)	(215,791)

NET INCOME (LOSS)	$951,607	$2,225,781	$541,530	$(469,748)

See notes to financial statements.

DATAMARK INC.

STATEMENTS OF STOCKHOLDERS' EQUITY

FOR THE PERIOD JUNE 21, 2000 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2000,
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002, AND FOR THE SIX MONTHS ENDED JUNE 30, 2003

	Common Stock	Additional Paid-in Capital Common Stock	Preferred Stock	Additional Paid-in Capital Preferred Stock	Deferred Stock Compensation	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Loss	Total Stockholders' Equity
BALANCE—June 21, 2000	$—	$—	$—	$—	$—	$—	$—	$—
Issuance of 35,120 shares of common stock	351	336,974						337,325
Issuance of 66,728 shares of Series A preferred stock			66,728	6,342,447				6,409,175
Granting of 3,902 shares of restricted common stock for deferred stock compensation	39	33,128			(33,167)
Vesting of 780 shares of restricted common stock					6,630			6,630
Comprehensive loss:
Net loss						(469,748)
Comprehensive loss								(469,748)
BALANCE—December 31, 2000	390	370,102	66,728	6,342,447	(26,537)	(469,748)		6,283,382
Vesting of 1,561 shares of restricted common stock		768,246			13,269			781,515
Comprehensive income:
Net income						541,530
Recording of the fair value of derivative instruments upon adoption of new accounting pronouncement (net of deferred tax benefit of $33,479)							(56,280)
Change in fair value of derivative instruments (net of deferred tax of $53,285)							(89,568)
Comprehensive income								395,682

BALANCE—DECEMBER 31, 2001	390	1,138,348	66,728	6,342,447	(13,268)	71,782	(145,848)	7,460,579
Comprehensive income:
Net income						2,225,781
Change in fair value of derivative instruments (net of deferred tax of $10,031)							16,852
Comprehensive income								2,242,633

BALANCE—December 31, 2002	390	1,138,348	66,728	6,342,447	(13,268)	2,297,563	(128,996)	9,703,212
Comprehensive income:
Net income						951,607
Change in fair value of derivative instruments (net of deferred tax of $30,229)							51,622
Comprehensive income								1,003,229

BALANCE—June 30, 2003	$390	$1,138,348	$66,728	$6,342,447	$(13,268)	$3,249,170	$(77,374)	$10,706,441

See notes to financial statements.

DATAMARK INC.

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2003,
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002, AND
FOR THE PERIOD JUNE 21, 2000 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2000

	2003	2002	2001	2000
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$951,607	$2,225,781	$541,530	$(469,748)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	634,701	1,061,521	2,028,635	1,119,298
Amortization of debt issuance costs	21,050	42,100	42,100
Deferred income tax	268,003	301,201	(267,781)	(78,647)
Stock compensation expense		68,692	781,515	1,099,242
Other gains			(18,330)	(8,900)
Changes in operating assets and liabilities:
Accounts receivable	177,852	(2,433,198)	(1,112,906)	(657,521)
Inventory	77,652	(142,114)	219,199	35,944
Income taxes receivable	132,762	(393,700)	(120,709)
Prepaid expenses and other current assets	(9,720)	(66,611)	(5,780)	(65,385)
Other assets		28,040	11,760	(39,800)
Accounts payable	(109,875)	1,611,964	662,010	439,440
Accrued expenses and other liabilities	(57,867)	556,220	358,710	160,133
Income taxes payable			(29,970)	29,970

Net cash provided by operating activities	2,086,165	2,859,896	3,089,983	1,564,026

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of business, net of cash acquired				(16,754,204)
Purchases of property and equipment	(1,033,615)	(982,210)	(189,627)	(69,698)
Proceeds from sale of property and equipment				32,000

Net cash used in investing activities	(1,033,615)	(982,210)	(189,627)	(16,791,902)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common and preferred stock				5,653,888
Issuance of short-term loan to officer	(295,083)
Proceeds from long-term borrowings		612,905		11,125,329
Principal payments on long-term debt and capital lease obligations	(1,486,046)	(2,147,878)	(3,226,466)	(715,000)

Net cash provided by (used in) financing activities	(1,781,129)	(1,534,973)	(3,226,466)	16,064,217

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(728,579)	342,713	(326,110)	836,341
CASH AND CASH EQUIVALENTS:
Beginning of period	852,944	510,231	836,341

End of period	$124,365	$852,944	$510,231	$836,341

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION—Cash paid during the period for:
Interest	$225,972	$532,381	$896,962	$483,148
Taxes	$204,240	$1,460,041	$1,157,323	$265,700

(Continued)

DATAMARK INC.

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2003,
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002, AND
FOR THE PERIOD JUNE 21, 2000 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2000

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES—The Company entered into capital lease obligations in the amount of $647,227 for new equipment in 2001.

        On June 21, 2000, the Company acquired certain assets and assumed liabilities of DataMark Systems as follows:

Fair value of assets acquired	$6,630,611
Goodwill	11,389,823
Cash paid	(16,754,204)

Liabilities assumed	$1,266,230

See notes to financial statements. (Concluded)

DATAMARK INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2003,
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002, AND
FOR THE PERIOD JUNE 21, 2000 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2000

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Business—DataMark Inc. (the "Company") was incorporated on June 21, 2000 in the state of Delaware for the purpose of acquiring certain assets and assuming certain liabilities of DataMark Systems (the "Predecessor Company"), a division of FOCUS Direct, Inc. ("FOCUS"). Effective June 21, 2000, the Company acquired substantially all of the net assets of the Predecessor Company for $15,685,829 in cash (which excludes fees and other acquisition costs of $1,068,375). In the exchange, the Company obtained $1,944,611 in net assets and $4,686,000 in identifiable intangibles (based on an independent valuation) as well as $11,389,823 in goodwill. The transaction was recorded as a purchase.

        The Company is a full-service research and direct-marketing advertising company specializing in student recruitment and retention for proprietary and post-secondary education. The Company has offices in Utah, Georgia, Kansas, Missouri, Arizona, and Washington.

        Basis of Presentation—The accompanying financial statements have been prepared on a going-concern basis, which contemplates profitable operations and the satisfaction of liabilities in the normal course of business. As of June 30, 2003, December 31, 2002, 2001, and 2000, the Company's current liabilities exceeded current assets by $1,881,534, $1,084,953, $1,976,376, and $2,506,625, respectively. The Company's ability to continue as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately attain successful operations. Management believes that the Company is operationally stable and has sufficient cash flow to fund operations and debt service. Management believes that these factors will enable the Company to continue as a going concern.

        Use of Estimates in Preparing Financial Statements—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Cash Equivalents—Cash equivalents include highly liquid investments with an original maturity of three months or less.

        Inventory—Inventory is stated at the lower of cost (computed on a first-in, first-out method) or market.

        Property and Equipment—Property and equipment are recorded at cost, less accumulated depreciation. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on sale of property and equipment are reflected in operations. Leasehold improvements are amortized over the shorter of their useful life or the lease term.

Depreciation is computed using the straight-line method over the estimated useful lives of the related assets as follows:

Leasehold improvements	2-5 years
Furniture and office fixtures	5-7 years
Machinery and production equipment	7 years
Computer equipment	2-4 years

        Intangibles and Goodwill—During 2002, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, which requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles currently included in goodwill, reassessment of the useful lives of existing recognized intangibles, and the identification of reporting units for purposes of assessing potential future impairments of goodwill. SFAS No. 142 also required the Company to complete a transitional goodwill impairment test, which was performed as of January 1, 2002. No impairments were identified. In addition, as part of the initial impairment test, the estimated useful lives of the Company's intangible assets were reconsidered and no changes were considered necessary. The Company performed its annual impairment test as of December 31, 2002. No impairments were identified.

        As a result of the elimination of amortization, there was no goodwill amortization expense or change in the carrying amount of goodwill for the six months ended June 30, 2003 and the year ended December 31, 2002, and there will be no future periodic amortization expense.

        The proforma effect on net income (loss) of not amortizing goodwill for 2001 and 2000 is as follows:

	2001	2000
Net income (loss), as reported	$541,530	$(469,748)
Pro forma net income (loss), excluding goodwill amortization	1,188,682	(79,372)

        Carrying Value of Long-Term Assets—The Company evaluates the carrying value of long-term assets based upon current and anticipated undiscounted cash flows and recognizes an impairment when such estimated cash flows will be less than the carrying value of the asset. Measurement of the amount of impairment, if any, is based upon the difference between carrying value and fair value. There were no impairments as of June 30, 2003, December 31, 2002, 2001, and 2000.

        Income Taxes—The Company utilizes an asset and liability approach for financial accounting and reporting for income taxes. Deferred income taxes are provided for temporary differences in the basis of assets and liabilities for financial statement purposes and income tax purposes.

        Stock-Based Compensation—The Company accounts for employee stock-based compensation using the intrinsic value method of accounting prescribed in Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees.

        Revenue Recognition—Revenue is recognized when all of the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the seller's price to the buyer is fixed or determinable; and, (4) collectibility is reasonably assured. Direct-mail revenue is recognized when the marketing materials are mailed, research revenue is recognized when services are performed, media revenue is recognized when ads are run, and email revenue is recognized when emails are released.

        Interest Rate Risk—The Company is exposed to changes in interest rates in its variable-rate debt. The Company attempts to mitigate the interest rate risk for a portion of its debt by entering into interest rate swap agreements. Under these agreements, the Company makes a payment to a counterparty based on a fixed interest rate and a notional or face value, and receives a payment based on a variable rate and a notional or face value. The notional or face value represents the amount of the variable-rate debt that is hedged and does not require an initial investment or transfer of principal by the Company. The variable rate on the agreement has been set so as to match the variable rate on the Company's debt. The net result is a payment based on a fixed rate and a notional amount. These agreements involve the exchange of amounts based on a fixed interest rate for amounts based on the London Interbank Offered Rate ("LIBOR") over the life of the agreement. The differential to be paid or received as interest rates change is accrued and recognized as an adjustment of interest expense. The related amount payable from the counterparty is included in accrued expenses and other liabilities. The Company does not enter into derivative contracts for speculative purposes.

        On January 1, 2001, the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137 and 138. SFAS No. 133 requires companies to recognize all derivatives on the balance sheet at fair value. If the derivative is considered a fair value hedge, changes in the fair value are offset against the change in fair value of assets, liabilities, or firm commitments through earnings, to the extent that the hedge is effective. If the derivative is considered a cash flow hedge, changes in fair value are recognized in other comprehensive income to the extent that the hedge is effective. In both cases, ineffectiveness in the hedge is recorded directly in earnings. The Company's interest rate swap agreements are considered cash flow hedges under SFAS No. 133 and, as a result, changes in the fair value of the agreements are recorded in current assets or liabilities with the offset amount recorded to accumulated other comprehensive income (loss) in stockholders' equity. The Company has qualified to use the "short-cut method" to record the cash flow hedges, thereby eliminating any ineffectiveness in the hedge. Upon adoption of SFAS No. 133, the Company recorded an unrealized loss of $56,280 in accumulated other comprehensive loss (net of deferred tax benefit of $33,479), offsetting the fair value of the swap agreement recorded in other liabilities. At June 30, 2003, December 31, 2002 and 2001, the Company's cash flow hedges had a fair value of $123,878 and $205,729, and $232,612, respectively, and the Company had recorded an unrealized gain (loss) of $51,662, $16,852, and $(145,848), respectively, in accumulated other comprehensive loss (net of deferred tax benefit of $30,229, $10,031, and $86,764, respectively).

        Recently Issued Financial Accounting Standards—In August 2001, SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, was issued. SFAS No. 144 supercedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, but retains the requirements relating to recognition and measurement of an impairment loss and resolves certain implementation issues resulting from SFAS No. 121. The Company adopted SFAS No. 144 on January 1, 2002. The adoption of this statement did not have a material impact on the Company.

        In November 2002, Financial Accounting Standards Board Interpretation (FIN) No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, was issued. This interpretation requires the guarantor to recognize a liability for the fair value of the obligation, at the inception of the guarantee. The adoption of the recognition provisions of FIN No. 45 did not have a material impact on the Company's financial statements.

        In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, which amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company does not believe that the adoption of SFAS No. 149 will have an impact on the Company's financial statements.

        Reclassifications—Certain prior year amounts in the financial statements and notes thereto have been reclassified to conform to the current year presentation.

2.     INVENTORY

        Inventory consists of the following as of June 30, 2003, December 31, 2002, 2001, and 2000 and:

	2003	2002	2001	2000
Supplies, envelopes, and paper	$237,797	$226,387	$178,825	$234,178
Work-in-process	29,587	21,542	19,753	69,910
Finished goods	20,818	117,925	25,162	138,851

Total	$288,202	$365,854	$223,740	$442,939

3.     PROPERTY AND EQUIPMENT

        A summary of the cost and accumulated depreciation of property and equipment as of June 30, 2003, December 31, 2002, 2001, and 2000 follows:

	2003	2002	2001	2000
Leasehold improvements	$698,453	$455,069	$378,179	$142,685
Machinery and production equipment	1,159,220	881,541	635,188	544,446
Furniture and office fixtures	988,737	800,077	549,702	274,300
Computer equipment	1,217,832	890,940	482,348	264,519

Total	4,064,242	3,027,627	2,045,417	1,225,950
Accumulated depreciation	(1,225,724)	(903,600)	(462,079)	(131,735)

Total	$2,838,518	$2,124,027	$1,583,338	$1,094,215

4.     GOODWILL

        Effective January 1, 2002, the Company's goodwill is no longer subject to amortization. Changes in the carrying amount of goodwill for the six months ended June 30, 2003, for the years ended December 31, 2001 and 2002, and for the period June 21, 2000 (date of inception) through December 31, 2000 are summarized as follows:

	2003	2002	2001	2000
Beginning balance	$11,274,959	$11,274,959	$12,975,823	$12,975,823
Less amortization			(1,700,864)	(639,960)

Net goodwill	$11,274,959	$11,274,959	$11,274,959	$12,335,863

5.     INTANGIBLE ASSET—NET

        The Company's intangible asset consists of the capitalized cost of a noncompete agreement. The noncompete agreement is subject to amortization and is summarized as follows:

	2003	2002	2001	2000
Noncompete agreement	$3,100,000	$3,100,000	$3,100,000	$3,100,000
Less accumulated amortization	(1,875,500)	(1,565,500)	(945,500)	(325,500)

Net noncompete agreement	$1,224,500	$1,534,500	$2,154,500	$2,774,500

        Such intangibles are being amortized over five years and the related amortization expense for the six months ended June 30, 2003, for the years ended December 31, 2001 and 2002, and for the period June 21, 2000 (date of inception) through December 31, 2000, amounted to $310,000, $620,000, $620,000, and $325,500, respectively.

        The estimated annual aggregate amortization expense is as follows:

Amount
Year ending June 30:
2004	$620,000
2005	604,500

Total	$1,224,500

6.     LONG-TERM DEBT

        A summary of long-term debt and capital lease obligations at June 30, 2003, December 31, 2002, 2001, and 2000 follows:

	2003	2002	2001	2000
Note payable to a bank, interest at the higher of prime or the Federal Funds rate plus .5% (from 8.91% to 8.97%), due in monthly installments of principal and interest ranging from $155,000 to $222,083 through 2005, collateralized by all of the personal property, real property, and stock of the Company	$4,148,683	$5,477,682	$7,439,683	$9,585,000
Notes payable to a bank, interest from 6.25% to 7.25%, due in monthly installments of principal and interest ranging from $1,951 to $7,176 through 2007, collateralized by real property of the Company	510,287	583,834
Note payable to FOCUS, interest at 10%, due in 2005, retired during the year ended December 31, 2001				1,035,829
Capital lease obligations, at varying rates of imputed interest from 8.25% to 8.50%, collateralized by leased equipment	343,271	426,771	583,577

Total	5,002,241	6,488,287	8,023,260	10,620,829
Less current portion	(2,648,528)	(2,510,147)	(2,118,806)	(2,895,829)

Long-term portion	$2,353,713	$3,978,140	$5,904,454	$7,725,000

        At June 30, 2003 and December 31, 2002, 2001, and 2000, the Company also had an unused line of credit with a bank, with variable interest based on the higher of the prime rate or the federal funds rate plus .5%, of $750,000, $750,000, $750,000, and $500,000, respectively. The line of credit expires in 2005.

        Scheduled principal payments on long-term debt and capital lease obligations are as follows:

	Long-term Debt	Capital Lease Obligations
Year ending June 30:
2004	$2,470,620	$200,202
2005	1,997,891	93,237
2006	98,706	80,030
2007	70,670	6,669
2008	21,083

Total	$4,658,970	380,138

Less amount representing interest under capital lease obligations		(36,867)

		$343,271

        Total accumulated depreciation on property under capital lease obligations as of June 30, 2003, December 31, 2002 and 2001 was approximately $189,000, $130,000, and $100,000, respectively, and related cost of $645,500.

        The notes payable require, among other covenants, the maintenance of a maximum funded debt to earnings before interest, taxes, depreciation, and amortization ratio of 2.1:1, a minimum net worth of approximately $6.5 million, prohibition to make advances or loans in excess of $250,000, maximum annual capital expenditures of $1,000,000, and a minimum fixed charge coverage ratio of not less than 1.15 to 1.0. The Company was not in compliance with the capital expenditures covenant and prohibited loan/advance covenant as of June 30, 2003. However, the creditor has permanently waived the violations and management believes they are in compliance with all other covenants.

7.     INCOME TAXES

        The Company recorded net current and long-term deferred tax assets (liabilities) as of June 30, 2003, December 31, 2002, 2001, and 2000 as follows (in thousands):

	2003		2002		2001		2000
	Current	Long-Term	Current	Long-Term	Current	Long-Term	Current	Long-Term
Deferred tax assets	$164,518	$46,504	$197,533	$180,425	$66,051	$419,249	$—	$98,579
Deferred tax liabilities	(143,688)	(330,370)	(165,380)	(177,382)	(106,510)	(32,362)	(3,585)	(16,347)

Total	$20,830	$(283,866)	$32,153	$3,043	$(40,459)	$386,887	$(3,585)	$82,232

        Significant components of the Company's deferred tax assets and liabilities as of June 30, 2003, December 31, 2002, 2001, and 2000 are as follows (in thousands):

	2003		2002		2001		2000
	Current	Long-Term	Current	Long-Term	Current	Long-Term	Current	Long-Term
Deferred Tax Assets
Customer advances	$86,174	$—	$113,750	$—	$66,051	$—	$—	$—
Allowance for doubtful accounts and returns	33,769		17,041
Goodwill and intangibles				103,691		328,530		98,579
State taxes	15,049		1,867
Legal settlement	29,526		64,875
Interest rate swap		46,504		76,734		90,719

Total deferred tax assets	164,518	46,504	197,533	180,425	66,051	419,249		98,579

Deferred Tax Liabilities
Book basis of property, plant, and equipment in excess of tax basis		(318,975)		(177,382)		(32,362)		(16,347)
Supplies	(103,663)		(146,281)
Prepaid expenses	(40,025)		(19,099)		(90,721)
Goodwill and intangibles		(11,395)
Other					(15,789)		(3,585)

Total deferred liabilities	(143,688)	(330,370)	(165,380)	(177,382)	(106,510)	(32,362)	(3,585)	(16,347)

Total net deferred tax assets	$20,830	$(283,866)	$32,153	$3,043	$(40,459)	$386,887	$(3,585)	$82,232

        Income tax expense (benefit) consisted of the following for the six months ended June 30, 2003, for the years ended December 31, 2001 and 2002, and for the period June 21, 2000 (date of inception) through December 31, 2000:

	2003	2002	2001	2000
Current:
Federal	$263,732	$925,384	$921,927	$254,970
State	43,915	140,957	142,713	39,468

Total current	307,647	1,066,341	1,064,640	294,438

Deferred:
Federal	229,238	260,902	(231,885)	(68,105)
State	38,765	40,299	(35,896)	(10,542)

Total deferred	268,003	301,201	(267,781)	(78,647)

Total	$575,650	$1,367,542	$796,859	$215,791

        Income tax expense (benefit) differs from a calculated income tax at the Federal statutory rate for the six months ended June 30, 2003, for the years ended December 31, 2002 and 2001 and for the period June 21, 2000 (date of inception) through December 31, 2000:

	2003	2002	2001	2000
Federal tax	$519,267	$1,221,731	$452,923	$(86,244)
State tax	54,569	119,629	70,500	19,091
Meals and entertainment	1,814	2,827	7,775	4,222
Excess stock compensation		23,355	265,661	278,722

Total	$575,650	$1,367,542	$796,859	$215,791

        For the six months ended June 30, 2003, for the two years ended December 31, 2001 and 2002, and for the period June 21, 2000 (date of inception) through December 31, 2000, the effective tax rate (37.7%, 38.1%, 59.5%, and 85.1%, respectively) is higher than the statutory rate due to state taxes and the treatment of stock compensation as permanent differences for tax purposes.

8.     EQUITY TRANSACTIONS

        Preferred Stock—The preferred stock carries a cumulative dividend obligation at a rate of 8% of the liquidation value of $100 per share per annum. The Company has not declared any dividends since inception. Cumulative dividends in arrears at June 30, 2003 and December 31, 2002, 2001, and 2000 were $1,347,906, $1,347,906, $814,081, and $533,824, respectively.

        Upon liquidation, dissolution, or winding up of the Company (whether voluntary or involuntary), each holder of Series A Preferred shall be entitled to be paid, before any distribution or payment is made upon any common stock, an amount in cash equal to $100 for each of the shares held by such holder (plus all accrued and unpaid dividends and dividends in arrears thereon).

        Stock Compensation—Restricted Stock—In 2000, certain executives were granted 3,902 shares of restricted common stock that will be awarded only to the extent they are earned. At June 30, 2003 and December 31, 2002 and 2001, there were 1,560.8 shares earned. These restricted shares are earned based upon the achievement by the Company of specified performance targets (based on earnings before interest, taxes, depreciation, and amortization) from June 21, 2000 (date of inception) to December 31, 2004.

        For the six months ended June 30, 2003, the Company recognized no compensation expense for the stock. At December 31, 2002, deferred compensation of $13,268 for the unearned portion of the stock is recorded as a reduction to equity and will be amortized to expense as the shares are earned. For the year ended December 31, 2001 and the period from June 21 (date of inception) to December 31, 2000, the Company recognized compensation expense of $781,515 and $6,630, respectively for the stock vested.

        Phantom Stock Plan—Effective January 1, 2002, the Company instituted a Phantom Stock Plan for the benefit of certain executives. Each unit issued earns annual distributions equivalent to common shareholder distributions. The per share value is determined annually by specialists. At December 31, 2002 (the most recent valuation), the per share value was $572.72. This Phantom Stock is earned based upon the achievement by the Company of specified performance targets (based on earnings before interest, taxes, depreciation, and amortization) from January 1, 2003 to January 1, 2006 and vests over five years based on years of service. The Company granted 299.85 shares and recorded total Phantom Stock Plan expense of $68,692 for the year ended December 31, 2002. Phantom Stock Plan liabilities consisted of accrued vested appreciation of $68,692 as of December 31, 2002. For the six month period ended June 30, 2003, no additional shares were granted and no additional shares were earned.

9.     MAJOR CUSTOMER

        For the six months ended June 30, 2003, for the years ended December 31, 2002 and 2001, and for the period June 21, 2000 (date of inception) through December 31, 2000, and the Company had sales to one major customer, which accounted for 10% or more of revenues. This customer accounted for sales of approximately $4,592,000, $7,880,000, $5,760,000, and $2,800,000, respectively. Accounts receivable outstanding from this customer at June 30, 2003 and December 31, 2002, 2001, and 2000 totaled approximately $638,000, $557,000, $381,000, and $221,000, respectively.

10.   EMPLOYEE BENEFIT PLAN

        In 2000, the Company made available to substantially all of its employees a retirement plan and trust, which qualifies under Section 401(k) of the Internal Revenue Code, as amended. Eligible employees may make pre-tax contributions up to regulatory limits. In addition, the Company may contribute a discretionary amount as determined by the Board of Directors. All employees are subject to a five year vesting schedule for any Company contributions. The Company contributed a total of $43,780, $26,517, and $7,654 to the plan for the years ended December 31, 2002, 2001, and 2000, respectively.

11.   RELATED PARTY TRANSACTIONS

        The Company entered into a one-year unsecured loan agreement with its CEO, Arthur Benjamin, on March 28, 2003 for a total of $295,000 at the rate of six percent (6%) per annum, to assist Mr. Benjamin in payment of legal settlement costs. This note shall be immediately due and payable in full upon any change in majority ownership or other transfer of control of the Company.

12.   COMMITMENTS AND CONTINGENCIES

        Contingency—The Company has been issued a preliminary notice of a sales and use tax liability by the Utah State Tax Commission for the period of April 1, 2000 through December 31, 2002, in the amount of $530,209 with interest of $53,012 for a total amount of $583,221. The Company is currently disputing this liability; however, although ultimate liability cannot be determined at the present time, the Company believes that any liability resulting from this matter, if any, will not have a material adverse effect on the financial position or cash flows.

        Litigation—From time to time, the Company is involved in claims and legal actions that arise from business operations. Although ultimate liability cannot be determined at the present time, the Company believes that any liability resulting from these matters, if any, will not have a material adverse effect on the financial position or cash flows.

        Operating Leases—Pursuant to the terms of noncancelable lease agreements in effect at June 30, 2003, pertaining to property and equipment, future minimum rent commitments under various operating leases are as follows:

Year ending June 30:
2004	$680,059
2005	640,314
2006	90,577
2007	78,748
2008	33,445

Total	$1,523,143

        Total rent expense for the six months ended June 30, 2003, for the years ended December 31, 2002 and 2001, and for the period June 21, 2000 (date of inception) through December 31, 2000 amounted to $341,172, $623,012, $587,242, and $157,654, respectively.

13.   SUBSEQUENT EVENTS

        On July 29, 2003, the Company entered into two additional capital leases for equipment at a total cost of $499,440. These leases have a five-year term and are collateralized by the leased equipment.

        In September 2003, the Company entered into a business combination agreement ("Agreement") whereby, upon the final closing, eCollege.com will purchase all of the Company's capital stock in exchange for cash, eCollege.com common stock, and junior subordinated notes payable to the sellers. This acquisition will trigger the vesting of unearned restricted stock and phantom stock to officers and employees of the Company. The stock compensation expense from the accelerated vesting of the phantom stock and restricted stock will be $1,444,000 using the per share value of $572.72 from the December 31, 2002 valuation. As of October 24, 2003, the final closing of this transaction had not yet occurred.

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  EXHIBIT 99.1